Statement of Additional Information Supplement	October 19, 2023

Putnam Large Cap Growth Fund Statement of Additional Information dated November 30, 2022

Effective immediately, Items (6) and (7) of the section INVESTMENT RESTRICTIONS are deleted in their entirety and replaced with the following:

(6) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(7) With respect to 50% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

SAI Supplement - 10/23